BLANCHARD GROUP OF FUNDS
     BLANCHARD GROWTH & INCOME FUND

SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 29, 1996

Please insert the following sub-section entitled "Special Offering" immediately following the sub-section entitled "General Information" on page 15:
     "SPECIAL OFFERING
     For a period ending not later than June 30, 1996, Signet Financial Services, Inc. ("SFSI") will offer to pay $100 to the account of each person who becomes a first time shareholder of the Growth & Income Fund and maintains at least a $3,000 balance ($2,000 for IRAs) in his account for at least 90 days from the initial purchase. (A shareholder will not be disqualified if his balance falls below the required minimum due to changes in the Growth & Income Fund's net asset value.) The payment will be made by the purchase of $100 in shares of Growth & Income Fund for the shareholder's account and will be made at the end of the 90-day holding period at the Growth & Income Fund's net asset value as of the 90th day after the investment is made.
     The offer is subject to the following additional conditions: (i) it is limited to one payment per household , and to one payment in the case of a joint account; (ii) employees of SFSI and its affiliates and Federated Securities Corporation and its affiliates and members of their immediate families will not be eligible to participate in the offer; (iii) broker/dealers through which persons purchase shares pursuant to the offer must furnish to SFSI the names, addresses and social security numbers of all such purchasers, must certify to SFSI that such purchasers hold no shares of Growth & Income Fund in their brokerage accounts at the date of the offer and must, with respect to each such purchaser, from time to time during the term of the offer furnish to SFSI the date and amount of any purchase or redemption of shares of Growth & Income Fund during the period of the offer; and (iv) the offer may be terminated (as to persons that have not yet purchased shares at the time of termination) at any time by SFSI without prior notice. SFSI will not be reimbursed by the Growth & Income Fund for any payments made pursuant to this offer.


     The Growth & Income Fund's Administrator plans to report the $100 payment as ordinary income to the shareholder."

                                                               March 6, 1996

   FEDERATED SECURITIES CORP.

   Distributor
   A subsidiary of FEDERATED INVESTORS
   Federated Investors Tower
   PITTSBURGH, PA  15222-3779
   Cusip 093265304
   G01335-15 (3/96)




THE BLANCHARD GROUP OF FUNDS
Blanchard Growth & Income Fund
Blanchard Capital Growth Fund

NOTICE TO SHAREHOLDERS:
The parent company of The Chase Manhattan Bank, N.A., the Portfolio Adviser to the Portfolio in which your Fund invests, has entered into an Agreement and Plan of Merger with Chemical Banking Corporation. This prospectus supplement is to advise you of the intended merger.
In 1996, you will be solicited to approve a new investment advisory contract with the new entity. We do not anticipate that there will be any impact on the management of your fund.
SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 29, 1996
In August 1995, The Chase Manhattan Corporation and Chemical Banking Corporation announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which The Chase Manhattan Corporation will merge with Chemical Banking Corporation (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical Banking Corporation will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation." Subsequent to the Holding Company Merger, The Chase Manhattan Bank, N.A. (the "Portfolio Adviser"), will be merged with and into Chemical Bank, a New York banking corporation (the "Bank Merger"). Both the Holding Company Merger and Bank Merger are subject to certain conditions, including certain regulatory approvals.
As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the current advisory agreement (the "Current Agreement") between the Portfolios in which each Fund is invested, and the Portfolio Adviser, provides for its automatic termination upon its "assignment" (as defined in the 1940 Act). Consummation of the Holding Company Merger and the Bank Merger may be deemed to result in an assignment of each Current Agreement and, consequently, to terminate each Current Agreement in accordance with its terms. After the Holding Company Merger, the Portfolio Adviser (or the successor thereto) will continue rendering services to the Portfolios in which each Fund is invested, under anticipated exemptive relief from the Securities and Exchange Commission and advisory services will not be impaired thereby. Shareholder approval of new advisory agreements will be solicited in the first quarter of 1996.
                                                               March 6, 1996
   FEDERATED SECURITIES CORP.

   Distributor
   A subsidiary of FEDERATED INVESTORS
   Federated Investors Tower
   PITTSBURGH, PA  15222-3779
   Cusip 093265304
   Cusip 093265403